UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2024
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Asana, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39495	26-3912448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 Folsom Street,	Suite 100
San Francisco,	CA	94107
(Address of Principal Executive Offices)		(Zip Code)
(415) 525-3888
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	ASAN	New York Stock Exchange
Long-Term Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD.
On June 20, 2024, Asana, Inc., (the “Company”) issued a press release announcing that its Board of Directors has approved a share repurchase program, the details of which are set forth in Item 8.01 below, and reaffirmed its financial guidance, other than net loss per share due to the recency of the repurchase program, for the second quarter and full fiscal year 2025 previously provided in the Company’s earnings press release dated May 30, 2024. A copy of the press release announcing the share repurchase program dated June 20, 2024 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01    Other Events.
On June 20, 2024, the Company issued a press release announcing that its Board of Directors has authorized a stock repurchase program for up to $150 million of its Class A common stock. Stock repurchases under the stock repurchase program may be made from time to time through, including without limitation, open market purchases or through privately negotiated transactions and/or structured repurchase agreements with third parties, block purchases or derivative contracts, and/or pursuant to Rule 10b5-1 trading plans, subject to market conditions, applicable securities laws and other legal requirements, and other relevant factors. The stock repurchase program does not obligate the Company to acquire any particular amount of Class A common stock, and may be suspended, modified, or terminated at any time, without prior notice. The number of shares to be repurchased will depend on market conditions and other factors. Repurchases under the program are expected to be funded from existing cash and cash equivalents. The stock repurchase program is expected to continue through June 30, 2025, unless extended or shortened by the Board of Directors.

Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include, but are not limited to, statements about the Company’s financial outlook for the second quarter and full fiscal year 2025 and stock repurchase program. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. Forward-looking statements include all statements that are not historical facts and in some cases can be identified by terms such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “continue,” “could,” “potential,” “may,” “will,” “goal,” or similar expressions and the negatives of those terms. However, not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including factors beyond the Company’s control, that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: the Company’s capital allocation strategy, the Company’s ability to achieve future growth and sustain its growth rate, the timing and ability of the Company to reach profitability, the Company’s ability to attract and retain customers and increase sales to its customers, the Company’s ability to develop and release new products and services and to scale its platform, including the successful integration of artificial intelligence, the Company’s ability to increase adoption of its platform through its self-service model, the Company’s ability to maintain and grow its relationships with strategic partners, the highly competitive and rapidly evolving market in which the Company participates, the Company’s international expansion strategies, and broader macroeconomic conditions. Further information on risks that could cause actual results to differ materially from forecasted results are included in the Company’s filings with the SEC, including the Company Quarterly Report on Form 10-Q for the quarter ended April 30, 2024 and subsequent filings with the Securities and Exchange Commission. Any forward-looking statements contained in this Current Report on Form 8-K are based on assumptions that the Company believes to be reasonable as of this date. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 20, 2024, announcing a share repurchase program.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASANA, INC.

Dated: June 20, 2024	By:	/s/ Eleanor Lacey
Eleanor Lacey
General Counsel and Corporate Secretary